NEUBERGER BERMAN EQUITY FUNDS(R)

Supplement to the Prospectuses December 17, 2007

NEUBERGER BERMAN REAL ESTATE FUND:
         INSTITUTIONAL CLASS
         TRUST CLASS

THE FOLLOWING REPLACES THE SECTION ENTITLED "PORTFOLIO MANAGER" ON PAGE 30 OF THE INSTITUTIONAL CLASS PROSPECTUS AND ON PAGE 15 OF THE TRUST CLASS PROSPECTUS:

STEVE S. SHIGEKAWA, a Vice President of Neuberger Berman Management LLC and a Senior Vice President of Neuberger Berman, LLC, has been co-portfolio manager of the Fund since 2008 and was an associate portfolio manager of the Fund from 2005 to 2008. Prior to that, he was an analyst with the firm covering REIT securities since 2002.

BRIAN JONES, CFA, a Vice President of Neuberger Berman Management LLC and Neuberger Berman, LLC, has been co-portfolio manager of the Fund since 2008. After joining the firm in 1999, he was an associate analyst. In 2003, he became an analyst covering REIT securities and was named an associate portfolio manager for separately managed accounts investing in REIT securities in 2007.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

THE DATE OF THIS SUPPLEMENT IS OCTOBER 24, 2008.

                                          NEUBERGER BERMAN
                                          NEUBERGER BERMAN MANAGEMENT LLC
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                                          New York, NY  10158-0180
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                                          800.877.9700
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                                          800.366.6264
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